UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 27, 2024

Protalix BioTherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33357	65-0643773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 University Plaza
Suite 100
Hackensack, NJ		07601
(Address of principal executive offices)		(Zip Code)

 Registrant’s telephone number, including area code 201-696-9345

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	PLX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.07	Submission of Matters to a Vote of Security Holders

Protalix Biotherapeutics, Inc. (the “Company”) convened its 2023 Annual Meeting of Stockholders (the “Meeting”) at 11:30 A.M. EDT on June 27, 2024 at the offices of LifeSci Advisors, 250 W. 55th Street, Suite 3401, New York, NY 10019. At the Meeting, the Company’s stockholders: (1) elected the seven persons nominated by the Company’s Board of Directors to serve as directors of the Company; (2) approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers; (3) adopted amendments to the Protalix BioTherapeutics, Inc. 2006 Stock Incentive Plan, as amended, to increase the number of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), available under such plan from 12,475,171 shares to 17,475,171 shares and adopted certain other terms of said plan; and (4) ratified the appointment of Kesselman & Kesselman, Certified Public Accountant (Isr.), a Member of PricewaterhouseCoopers International Limited, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Set forth below, with respect to each proposal adopted at the Meeting, are the number of votes cast for or against or withheld, as applicable, the number of abstentions and the number of broker non-votes.

(1)Election of Directors

	For	Withheld	Broker Non-Votes
Eliot Richard Forster, Ph.D.	22,800,329	4,532,876	14,294,931
Dror Bashan	22,359,235	4,973,970	14,294,931
Amos Bar Shalev	14,916,342	12,416,863	14,294,931
Shmuel “Muli” Ben Zvi, Ph.D.	22,781,806	4,551,399	14,294,931
Pol F. Boudes, M.D.	22,866,402	4,466,803	14,294,931
Gwen A. Melincoff	22,884,691	4,448,514	14,294,931
Aharon Schwartz, Ph.D.	20,105,843	7,227,362	14,294,931

(2)Approval, on a non-binding, advisory basis, the compensation of the Company’s named executive officers

For	Against	Abstain	Broker Non-Votes
17,038,394	9,884,021	410,790	14,294,931

(3)Adoption of amendments to the Protalix BioTherapeutics, Inc. 2006 Stock Incentive Plan, as amended, to increase the number of shares of common stock available under the plan from 12,475,171 shares to 17,475,171 shares and to amend certain other terms of said plan

For	Against	Abstain	Broker Non-Votes
16,905,530	10,341,645	86,030	14,294,931

(4)Ratification of the appointment of Kesselman & Kesselman, Certified Public Accountant (Isr.), a Member of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for the fiscal year ending December 31, 2024. A majority of the shares present in person or represented by proxy at the meeting and entitled to vote voted affirmatively in favor of the proposal. The number of votes cast with respect to this matter was as follows:

For	Against	Abstain
37,489,163	3,872,560	266,413

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
10.1	Amended and Restated Protalix BioTherapeutics, Inc. 2006 Stock Incentive Plan, as amended
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2024	PROTALIX BIOTHERAPEUTICS, INC.

	By:	/s/ Dror Bashan
		Name:	Dror Bashan
		Title:	President and Chief Executive Officer